Exhibit 99.1
GLOBAL FOOD TECHNOLOGIES, INC
(A DEVELOPMENT STAGE COMPANY)
TABLE OF CONTENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BALANCE SHEETS AS OF DECEMBER 31, 2004 AND 2003
STATEMENTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 AND FOR THE PERIOD FROM JULY 25, 2001 (INCEPTION) THROUGH DECEMBER 31, 2004
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT) AND REDEEMABLE SERIES A PREFERRED STOCK FOR THE PERIOD FROM JULY 25, 2001 (INCEPTION) TO DECEMBER 31, 2004
STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 AND FOR THE PERIOD FROM JULY 25, 2001 (INCEPTION) TO DECEMBER 31, 2004
NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM
The Board of Directors
Global Food Technologies, Inc.
     We have audited the accompanying balance sheets of Global Food Technologies, Inc. (the “Company”) as of December 31, 2004 and 2003, and the related statements of operations, stockholders’ equity (deficit) and Redeemable Series A Preferred Stock and cash flows for the years then ended and for the period July 25, 2001 (inception) to December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Food Technologies, Inc. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended and for the period July 25, 2001 (inception) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.
     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has had a net loss of $11,433,391 and negative cash flow from operations of $11,124,055 since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Weinberg & Company, P.A.

Boca Raton, Florida
May 31, 2005

GLOBAL FOOD TECHNOLOGIES, INC
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

	December 31,	December 31
	2004	2003
ASSETS

CURRENT ASSETS
Cash	$126,079	$421,568
Prepaid expenses	252,117	143,041

Total Current Assets	378,196	564,609

FIXED ASSETS
Laboratory equipment	479,955	457,493
Furniture and fixtures	38,105	25,416

Total	518,060	482,909
Less accumulated depreciation	(224,509)	(124,820)

Fixed assets — net	293,551	358,089

BEST SYSTEM	3,157,111	688,657

OTHER ASSET, Deposit	9,000	9,000

TOTAL ASSETS	$3,837,859	$1,620,355

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$31,358	$44,256
Accrued liabilities	302,187	33,291

Total Current Liabilities	333,545	77,547

REDEEMABLE SERIES A PREFERRED STOCK	2,713,006	2,525,505

TOTAL LIABILITIES	3,046,551	2,603,052

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred Stock, $.000001 par value, 10,000,000 shares authorized, 8,000,000 shares designated Series A, 7,321,619 shares issued (classified as long-term liabilities as preferred stock subject to redemption)	—	—
Common Stock, $.000001 par value, 90,000,000 shares authorized
Class A voting common stock, 60,000,000 shares authorized, 31,283,334 and 31,000,000 shares issued and outstanding, respectively	31	31
Class B non-voting common stock, 30,000,000 shares authorized, 25,221,811 and 21,907,902 shares issued and outstanding, respectively	25	22
Additional paid-in capital	12,224,643	7,823,855
Deficit accumulated during development stage	(11,433,391)	(8,806,605)

Total Stockholders’ Equity (Deficit)	791,308	(982,697)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$3,837,859	$1,620,355

See accompanying notes to financial statements

GLOBAL FOOD TECHNOLOGIES, INC
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS

			For the
			Period From
	For The	For The	July 25, 2001
	Year Ended	Year Ended	(Inception) To
	December 31,	December 31,	December 31,
	2004	2003	2004

Revenues	$—	$—	$—

Expenses
General and administrative expense	1,351,668	1,630682	2,982,350
Research and development costs
Outside party expense	870,429	1,338,821	6,712,561
Paid to related parties	305,000	1,117,000	1,422,000
Depreciation	99,689	86,556	224,510
Interest expense	—	91,970	91,970

Total Expenses	2,626,786	4,265,029	11,433,391

NET LOSS	$2,626,786	$4,265,029	$11,433,391

See accompanying notes to financial statements

GLOBAL FOOD TECHNOLOGIES, INC
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS

			For The
			Period From
	For The Year	For The Year	July 25, 2001
	Ended	Ended	(Inception) To
	December 31,	December 31,	December 31,
	2004	2003	2004
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Loss	$(2,626,786)	$(4,265,029)	$(11,433,391)
Depreciation	99,689	86,555	224,509
Warrant issue cost	3,400	—	3,400
Increase in prepaid expenses	(109,077)	(143,040)	(252,117)
Increase in current liabilities	255,997	51,921	333,544

Cash used in Operating Activities	(2,376,777)	(4,269,593)	(11,124,055)

CASH FLOWS USED IN INVESTING ACTIVITIES:
Increase in BEST system	(2,468,454)	(241,860)	(3,157,111)
Increase in property	(35,150)	(100,264)	(518,060)
Increase in deposits			(9,000)

Cash used in Investing Activities	(2,503,604)	(342,124)	(3,684,171)

CASH FLOWS FROM FINANCING ACTIVITIES:

Sale of redeemable Series A preferred stock	150,000	1,167,205	2,170,405
Sale of common stock	4,434,892	3,866,080	12,763,900

Net Cash Provided By Financing Activities	4,584,892	5,033,285	14,934,305

(DECREASE) INCREASE IN CASH	(295,489)	421,568	126,079

CASH — BEGINNING OF PERIOD	421,568	—	—

CASH — END OF PERIOD	$126,079	$421,568	$126,079

SUPPLEMENTAL DISCLOSURES
Interest included in operating activities	$—	$91,970	$91,970

Noncash financing transactions
Accretion of redemption value of preferred stock	$37,501	$291,800	$542,601

See accompanying notes to financial statements

GLOBAL FOOD TECHNOLOGIES, INC
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT) AND REDEEMABLE SERIES A PREFERRED STOCK
FOR THE PERIOD FROM JULY 25, 2001 (INCEPTION) TO DECEMBER 31, 2004

								Deficit	Total
								Accumulated	Stockholders'
	Redeemable		Class A Voting		Class B Non-Voting		Additional	during the	Development
	Preferred Stock		Common Stock		Common Stock		Paid-in	Development	Stage
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Stage	Deficiency
Issuance of Class A common stock to founders at par, at inception			31,000,000	$31					$31
Sale of preferred stock at $.25 per share	3,212,800	$803,200
Increase in redemption value of preferred stock		200,800					$(200,800)		(200,800)
Sale of Class B common stock, net of costs of $750,588 at $.17 per share					896,117	$1	154,037		154,038
Net loss								$(957,269)	(957,269)

Balance, December 31, 2001	3,212,800	1,004,000	31,000,000	31	896117	1	(46,763)	(957,269)	(1,004,000)

Sale of preferred stock at $.25 per share	200,000	50,000
Increase in redemption value of preferred stock		12,500					(12,500)		(12,500)
Sale of Class B common stock, net of costs of $10,659,900 at $.30 per share					14,545,726	15	4,308,844		4,308,859
Net loss								(3,584,307)	(3,584,307)

Balance, December 31, 2002	3,412,800	1,066,500	31,000,000	31	15,441,843	16	4,249,581	(4,541,576)	(291,948)

Sale of preferred stock at $.31 per share	3,808,819	1,167,205
Increase in redemption value of preferred stock		291,800					(291,800)		(291,800)
Sale of Class B common stock, net of costs of $3,866,080 at $.60 per share					6,466,059	6	3,866,074		3,866,080
Net loss								(4,265,029)	(4,265,029)

Balance, December 31, 2003	7,221,619	2,525,505	31,000,000	31	21,907,902	22	7,823,855	(8,806,605)	(982,697)

Sale of preferred stock at $1.50 per share	100,000	150,000
Increase in redemption value of preferred stock		37,501					(37,501)		(37,501)

Sale of Class A common stock at $.88 per share			283,334	—			250,000		250,000
Sale of Class B common stock at $1.26 per share					3,313,909	3	4,184,889		4,184,892
Fair value of warrant issue							3,400		3,400
Net loss								(2,626,786)	(2,626,786)

BALANCE, DECEMBER 31, 2004	7,321,619	$2,713,006	31,283,334	$31	25,221,811	$25	$12,224,643	$(11,433,391)	$791,308

See accompanying notes to financial statements

GLOBAL FOOD TECHNOLOGIES, INC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003 AND 2004
1. Description and nature of the business
Global Food Technologies, Inc. (“we” or “us”) is a biotechnology company focused on food safety processes for the food processing industry dedicated to using its proprietary scientific processes to substantially increase the shelf-life of commercially-packaged seafood, poultry and meat, and to make those products safer for human consumption. As a development stage Company, we have performed the necessary research and development work in order to create a new paradigm in proprietary, low-cost technologies designed to boost the safety and quality of mass-market food products. Management expects that our technologies will generate exceptional food quality and safety standards, at a minimal cost to food processors, food retailers, and consumers.
We formed the company as a limited liability company in 2000 but had no operations until initial funding was received on June 25, 2001, which we consider the date of inception of the business. A change of form was made by incorporating in Delaware on August 1, 2001. The limited operations were merged into the new corporation on November 19, 2001, with the exchange of interests for shares of stock in the new corporation.
We are currently a development stage enterprise. All loses accumulated since the inception of business have been considered as part of our development stage activities.
An integrated management team has been assembled to apply the research and technology developed over the prior four years into the “BEST” food processing system and introduce BEST system into world markets. Design optimization on the BEST system continues to set operating parameters for meats in addition to fish. Several US patents have been issued and patent applications have been made in 31 countries. We have had no revenues to date and thus continue operations in the development stage. Our ability to commercialize the BEST system will depend, among other things, on our ability to demonstrate the merits of the BEST system and develop markets and alliances to penetrate those markets.
The accompanying financial statements have been prepared on the basis that we will continue as a going concern which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. Since inception, we have been engaged in product development and pre-operational activities. No revenue has been generated and we have incurred accumulated losses and negative operating cash flows of $11,433,391 and $11,124,055 as of December 31, 2004. Continuation of our existence is dependant on our ability to raise additional capital and achieve sustained profitable operations.
The uncertainty related to these conditions raises substantial doubt about our ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We are subject to the usual risks associated with a development stage enterprise. These risks include, among other things, those associated with product development, acceptance of the BEST system process by users and the ability to raise capital necessary to sustain operations. Since our inception, we have incurred significant losses. We anticipate increasing expenditures at least over the next year in continued product development efforts and increasing marketing efforts. Without revenue, these expenditures will result in additional losses. We have been successful, to date, in raising capital to fund operations, raising $14,934,305 equity capital since inception with $4,584,892 raised in 2004. We believe we have sufficient cash to fund operations for the near future, but we will need to raise new capital or incur new debt to fund operations in 2005
2. Summary of significant accounting policies
BEST system — Our proprietary process of processing food products to reduce pathogens has been embodied in a mechanical, computer controller system constructed and installed in our development facility. The system has been tested, certified and is available for commercial application. The system is available for installation in a customers existing food processing facility or as a contract processing system in our facility. It is held for sale for a prospective customer at this time. However, since the sales cycle is expected to be greater than one year we have classified the system as a long term asset. Identifiable direct component costs were capitalized, design, testing and support costs involved were expensed.
Property and equipment and depreciation — Property and equipment are stated at cost. Depreciation is computed using the straight line method based on the estimated useful lives of the assets, all estimated at five years. There are no capitalized leasehold improvements.
Long-lived assets — We account for the impairment and disposition of long-lived assets in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” In accordance with SFAS No. 144, the long lived assets are to be held and reviewed for events or changes on circumstances that indicate that their carrying value may not be recoverable. We periodically review the carrying value of long lived assets to determine whether or not an impairment to such value has incurred. No impairments were recorded during the period from inception (June 25, 2001) through December 31, 2004.
Use of Estimates — The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Concentration of Credit Risk — We place our cash with high quality financial institutions, and at times may exceed the Federal Deposit Insurance Corporation $100,000 insurance limit. As of December 31, 2004 and 2003, we did not have any uninsured cash.
Income Taxes — We account for income taxes under the Financial Accounting Standards Board of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“Statement 109”). Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There were no current or deferred income tax expense or benefits due to our not having any material operations for the period ending December 31, 2004 and 2003.

Fair Value of Financial Instruments — For our financial instruments, including cash, accounts payable and accrued liabilities, the carrying amounts approximate fair value.
Recent Accounting Pronouncements — In December 2004, the FASB issued SFAS No. 123 (R), “Share-Based Payment”. SFAS No. 123 (R) revises SFAS No. 123, “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees”. SFAS No. 123 (R) focuses primarily on the accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123 (R) requires companies to recognize in the statement of operations the cost of employee services received in exchange for awards of equity instruments based on the grant-date fair value of those awards (with limited exceptions). SFAS No. 123 (R) is effective as of the first interim or annual reporting period that begins after June 15, 2005 for non-small business issuers and after December 15, 2005 for small business issuers. Accordingly, the Company will adopt SFAS No. 123 (R) in its quarter ending March 31, 2006. The Company is currently evaluating the provisions of SFAS No. 123 (R) and has not yet determined the impact, if any, that SFAS No. 123 (R) will have on its financial statement presentation or disclosures.
In November 2004, the FASB issued SFAS No. 151, Inventory Costs — an amendment of ARB No. 43, Chapter 4. This Statement amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that “. . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges. . . .” This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this Statement will have any immediate material impact on the Company.
In December 2004, the FASB issued SFAS No.153. This Statement addresses the measurement of exchanges of nonmonetary assets. The guidance in APB Opinion No. 29, Accounting for Nonmonetary Transactions, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetrary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued. Management believes the adoption of this Statement will have no impact on the financial statements of the Company.

3. Redeemable Preferred Stock
We are authorized to issue Ten Million (10,000,000) shares of Preferred stock with a par value of 0.000001. Of these Eight Million (8,000,000) are designated “Series A” Preferred Stock with the following rights and preferences:
Dividends may be declared by the Board of Directors out of “Available Cash,” net cash flow less provision for maintenance and obligations, equal to Ten Percent (10%) of the initial purchase price of the shares. Any dividends declared shall be cumulative and in preference to any dividend on common stock or any other issue of preferred stock. No dividends have been declared by the Board of Directors.
Redemption may be requested by a shareholder of Series A Preferred Stock on sixty (60) days notice prior to the end of the calendar year for all or a portion of the Series A Preferred Stock held. The obligation may only be satisfied by “Available Cash” and the available cash shall be prorated among the requests for redemption. The redemption prices are:
125% of the issuance price on or before December 31, 2004
150% of the issuance price on or before December 31, 2005
175% of the issuance price on or before December 31, 2006
The redemption provision expires on January 1, 2007 and any unredeemed Series A Preferred Stock shall automatically be converted to Class B Non-Voting Stock. We are accreting the redemption value over the period on a straight line basis with a charge to additional paid in capital and a credit to Redeemable Series A Preferred Stock. The Redeemable Series A Preferred Stock is classified as a liability and not in Stockholders’ equity in the accompanying balance sheet.
There have been no requests for redemption.
Liquidation, dissolution or winding up the affairs of the Company resulting in a distribution to shareholders shall entitle the holders to be paid in cash or assets equal to the original purchase price in preference to any other class of stockholder.
Voting rights are not available to the holders of the Class A Preferred Stock unless required by law.
4. Shareholders’ Equity
At December 31, 2004, our authorized capital consists of One Hundred Million (100,000,000) shares consisting of Common Stock in the amount of Ninety Million (90,000,000 shares, $0.000001 par value, and Preferred Stock in the amount of Ten Million (10,000,000) shares, $0.000001 per value, of which Eight Million (8,000,000) shares have been designated Series A Preferred Stock.
The authorized Common Stock consists of Class A Voting Common Stock in the amount of Sixty Million (60,000,000) shares and Class B Non-Voting Common Stock in the amount of Thirty Million (30,000,000) shares. The two classes have identical shareholder rights with the sole exception of voting rights.
Undesignated Preferred Stock may be issued in one or more series with unique rights and preferences as defined by the Board of Directors.
Warrants- From July 2002 to April 2003, we sold units of Class B Non-Voting Common Stock consisting of one share of Stock and two Non-Voting Common Stock Purchase Warrants. Each warrant entitled the current holder to purchase one share of Common Stock for One Dollar Ninety Cents ($1.90). Each Warrant has an exercise period of five (5) years. No Warrants have been exercised. At December 31, 2004 there were 3,280,230 Warrants outstanding.
Stock Issuances
We have been continually selling stock to fund operations since inception. The initial capitalization was the issuance of 31,000,000 shares of Class A common to the founders in 2001. The issuance is recorded at par value of $31. Upon formation the officers sold Redeemable Series A Preferred stock at $0.25 per share to fund operations. 3,212,800 shares were sold to 16 investors for proceeds of $803,200 in 2001 and another 200,000 shares were sold to one investor for proceeds of $50,000 in 2002.
Late in 2001we commenced an offshore placement of Class B, non-voting common stock, under the provisions of SEC Regulation S to non-US residents. The initial offering was at a price of $1.00 per share with the arrangement with the placement agents for a commission of 74% of the monies raised. In 2001, 896,117 shares were sold to 107 investors for cash of $904,626, with costs of $750,588, yielding net proceeds of $154,038. This offering continued through 2002 at the same $1.00 offering price and 13,355,759 shares were sold to 1430 investors for cash of $12,707,821 with costs of $9,049,788 yielding net proceeds of $3,658,033. This offering at $1.00 per share continued until mid 2003, resulting in an additional 3,576,469 shares sold to 282 investors for cash of $3,562,536 with costs of $2,253,325 yielding net proceeds of $1,309,211. The finalization of this offering resulted in the issuance of 900,000 shares for services as commissions to the placement agents involved, valued at $1.00 per share included as a cost of the offering.
In mid 2003 the Regulation S offering was repriced at $1.50 per share and 1,539,100 shares were sold to 210 investors for $2,308,650 cash proceeds without costs. In 2004 this offering at $1.50 sold 3,313,909 shares to 260 investors for $4,184,892 cash proceeds without costs. This offering continues in effect.
From July 2002 to April 2003, we sold units of one share of common stock and two stock purchase warrants in a Regulation S offering for a unit price of $1.90. A total of 1,640,115 units were sold for an aggregate price of $3,116,868 with costs of $2,217,822 yielding net proceeds of $899,046. 1,189,967 of these units were sold to 339 investors in 2002 and 450,490 to 136 investors in 2003.
Additional redeemable Series A preferred stock was sold in 2003 to 27 investors representing 3,808,819 shares for $1,167,205 cash net proceeds, of which 3,508,819 shares were sold at $0.25 per share and the remaining 300,000 shares were sold at $1.00 per share. In 2004 one sale of preferred stock was made at a price of $1.50 per share of 100,000 shares yielding net proceeds of $150,000.
Nominal sales of Class A common stock were made to 3 US residents in 2004 at $0.88 per share selling 283,334 shares for $250,000 cash.
5. Related Party Transactions
In 2002 the founding officers were advised by our patent counsel to further isolate the intellectual property being developed by performing the research and development effort in a separate contracting entity. The officers formed Foodsafe, LLC and dealt with third party vendors through its operations. Funds were advanced by us as needed to support the operations. All intellectual property and prototypes developed were our property by virtue of the funding arrangement and the system developed was capitalized on our balance sheet. This arrangement was terminated in November 2004 and Foodsafe LLC was disbanded. The advances to Foodsafe LLC in 2004 were $1,895,891 and $2,200,266 in 2003. The three founding officers (one of whom is no longer associated with us) of the company received incentive compensation through Foodsafe related to development progress on the BEST system. These payments amounted to $305,000 in 2004 and $1,117,000 in 2003. The compensation paid to non-engineering personnel and nominal administrative expenses included in these advances of $124,471 in 2004 and $473,345 in 2003 have been classified to general and administrative expenses
In June 2003 we relocated our scientific and engineering office from the manufacturing facility to a separate building. The building is owned by two of our founders and officers in the name of K&M Holdings LLC. The rental arrangement is on a month to month basis in the amount of $1,398 per month
In November 2004, we established an office in Newport Beach, California to provide space for three of our officers. A Director and former CEO, personally leased office space co-located with Grant Bettingen Inc (GBI), our investment banking firm, and allocated and rented space to us, GBI and three other tenants. The rental of the space is on a month to month basis at a current rate of $1,985 per month.
6. Commitments
Operating Leases — We lease our R&D laboratory & manufacturing facility premises in Pocatello, Idaho and have leased two automobiles for two officers. Lease payments were made on these leases of $72,442 in 2004 and $58,118 in 2003. Future minimum lease payments required on these non-cancelable operating leases are:

2005	$83,649
2006	57,863
2007	8,156

$149,668

Investment Banking Agreement — We have retained GBI to provide advisory services and transaction assistance on corporate matters, financing transactions and merger and acquisition transactions for a period of one year, effective November 2004. Additionally, GBI will make available their brokerage services and trading capabilities. We are obligated, with Board approval in April 2005, to issue warrants exercisable for 600,000 shares of our common stock for a period of two years at an exercise price of $1.50. A Black-Scholes calculation values these warrants at an aggregate of $20,400, which will be taken into expense over the one year life of the agreement. For assistance in raising sub-debt mezzanine financing, GBI will receive a 5% success fee. For assistance in raising equity capital, GBI will receive a success fee of 10% of monies raised, 10% of the shares issued and a 3% non-accountable expense fee. Our former CEO and a current member of our Board of Directors is a principal in GBI. No compensation has been paid under this agreement.
7. Subsequent Events
Sales of securities for cash to fund operations continue. Since December 31,2004 to March 31, 2005, 200,335 shares of Class A common stock were issued for $375,500 cash, and 17,000 shares were issued for services. Additionally, 665,267 shares of Class B non-voting common stock were issued for cash proceeds of $766, 862 at 1.50 per share. No additional Preferred stock was issued or sold. We intend to continue to issue stock to fund operations.